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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: DECEMBER 28, 2000



                                TEAM MUCHO, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
              Ohio                                      0-21533                                  31-1209872
----------------------------------             -------------------------               ------------------------------
 (STATE OR OTHER JURISDICTION OF                 (COMMISSION FILE NO.)                         (IRS EMPLOYER
 INCORPORATION OR ORGANIZATION)                                                            IDENTIFICATION NUMBER)
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                            110 E. Wilson Bridge Road
                             Worthington, Ohio 43085
                                 (614) 848-3995
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)




          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                         -----------------------------

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On June 16, 2000, TEAM Mucho, Inc. (formerly known as TEAM America Corporation), an Ohio corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Agreement"), by and among the Company, TEAM Merger Corporation, a Nevada corporation and wholly owned subsidiary of the Company ("Merger Sub") and Mucho.com, Inc., a Nevada corporation ("Mucho"), pursuant to which Merger Sub would be merged with and into Mucho, and Mucho would become a wholly owned subsidiary of the Company (the "Merger").

         Under the terms of the Agreement, the Company agreed to acquire all of the stock of Mucho in exchange for common stock of the Company (the "Common Stock"). The Merger was completed on December 28, 2000. Pursuant to the terms of the Agreement, 5,925,925 shares of Common Stock were issued, of which 2,222,222 shares were placed in escrow.

         The Company's Board of Directors approved the issuance of the 5,925,925 shares pursuant to the Agreement and Plan of Merger on June 16, 2000. The Company's shareholders approved the Merger and the issuance of the 5,925,925 shares on December 28, 2000.

         The transaction was accomplished through arms-length negotiations between the Company's management and the management of Mucho.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  The financial statements of Mucho, as audited by their independent auditors for the periods reflected therein are found on the Company's Form S-4/A No. 4, dated as of November 27, 2000, and filed with the Securities and Exchange Commission on November 27, 2000, and incorporated herein by reference.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  The financial statements required by this item will be filed within 75 days of the date of this initial Report on Form 8-K.

         (c)      EXHIBITS.

                Exhibit No.                     Description

                    2(a) Agreement and Plan of Merger (the "Agreement"), by and between the Company, Merger Sub and Mucho. (Reference is made to Appendix A to the Registration Statement on Form S-4/A No. 4, as amended (Registration No. 333-43630), filed with the Securities and Exchange Commission on November 27, 2000, and incorporated herein by reference).

                    23              Consent of Stonefield Josephson, Inc.

                    99 Press release, dated December 29, 2000, entitled "TEAM America Announces Closing of Merger with Mucho.com" (Reference is made to Form 8-K, filed with the Securities and Exchange Commission on December 29, 2000, and incorporated herein by reference).


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TEAM MUCHO, INC.



Date:  January 12, 2001                By: /s/ Jose Blanco
                                          -------------------------------------
                                          Jose Blanco, Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit No.                           Description

    2(a) Agreement and Plan of Merger (the "Agreement"), by and between the Company, Merger Sub and Mucho. (Reference is made to Appendix A to the Registration Statement on Form S-4/A No. 4, as amended (Registration No. 333-43630), filed with the Securities and Exchange Commission on November 27, 2000, and incorporated herein by reference).

    23        Consent of Stonefield Josephson, Inc.

    99 Press release, dated December 29, 2000, entitled "TEAM America Announces Closing of Merger with Mucho.com" (Reference is made to Form 8-K, filed with the Securities and Exchange Commission on December 29, 2000, and incorporated herein by reference).